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                                                         TI/IAT
                                                         Agreement #MSCI10850
                                                         Page 1 of 2
                                                         05/21/97
                               AMENDMENT NO. 1
                                   BETWEEN
                        TEXAS INSTRUMENTS INCORPORATED
                                     AND
                                    IAT AG

WHEREAS, TEXAS INSTRUMENTS INCORPORATED with its offices located at 8505 Forest Lane, Dallas, Texas 75243 ("TI" herein) and IAT AG with offices located at Geschaeftschaus Wasserschloss Aarestrasse 17, 5300 Vogelsang-Turgi, Switzerland ("IAT" herein) have previously entered into July 18, 1996 Agreement #MSC10850 (the "Agreement" herein) related to licensing of TI Products and IAT Products as well as the development of Joint Products exchanged between IAT and TI;

NOW THEREFORE, the parties hereby agree to amend the above referenced Agreement by adding the following new language:

   1. Modify Secton 3.1 in its entirety to read:

      "3.1 With the exception of the VC Development Software, Reference Design Transfer, Intermode Message Manager, Direct Draw Client Driver-WIN95, and B Channel Network Driver and subject to IAT completing its obligations and granting of licenses to TI as elsewhere provided herein, TI grants to IAT a worldwide, non-transferable, non-assignable, non-exclusive license under TI's copyrights and associated trade secrets solely to use, modify, compile, or otherwise develop as applicable software programs which may be original or derivative with respect to the counterpart TI products, and to make, have made, use, and sublicense use of object code versions of such software programs solely for operation on TI DSP's. TI DSP's are defined to be any TMS320CXX Microprocessor manufactured by Texas Instruments. Except with respect to the Databeam software, which shall be royalty bearing as provided in
      Section 4 herein, all licenses hereunder shall be fully paid. All the terms and conditions of this license shall be applicable to any modifications of the Licensed Products made pursuant to this Agreement. In the case of the VC Development Software, Internode Message Manager, Direct Draw Client Driver-WIN95 and B Channel Network Driver, all license rights above apply except that such licenses to IAT shall be exclusive."

   2. The license granted by IAT to TI in Section 3.6, 3.7 and 3.8 shall terminate upon execution of this Amendment No. 1; provided that termination of such license shall not effect the rights of TI's current sublicensees.

   3. Add to the end of Section 7 the following:

      "7.4 TI represents and warrants that upon execution of this Amendment No. 1, it will not continue to exercise its current right to license to third parties the VisionPoint 80 printed circuit board design.

      7.5 IAT represents and warrants that it will provide to TI upon TI's request maintenance and support services for the H.320/H.324 library at a level no less than IAT currently offers to its other customers, and under terms and conditions no less favorable than IAT currently offers to its other customers similarly situated."

Except as herein above amended, the provisions of the Agreement remain unchanged and fully effective.
                         [continued on the next page]

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                                                         TI/IAT
                                                         Agreement #MSCI10850
                                                         Page 2 of 2
                                                         05/21/97


IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the date of last signature below.

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
TEXAS INSTRUMENTS INCORPORATED                      IAT


By: /s/ Michael J. Hames                            By: /s/ Dr. Victor Vogt
   --------------------------------------------     -------------------------

Name: Michael J. Hames                              Name: Dr. Victor Vogt

Title: Vice President, Semiconductor Group          Title: CEO

Date: 6/2/97                                        Date: 5/5/97
     ------------------------------------------     -----------------------
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